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                                                                    Exhibit 32.1




                               PROXIM CORPORATION

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      As of the date hereof, I, Franco Plastina, President and Chief Executive Officer of Proxim Corporation (the "Company"), certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the annual report of the Company on Form 10-K for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such Report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

                                        /s/ FRANCO PLASTINA
                                        ----------------------------------------
                                                     Franco Plastina
                                          President and Chief Executive Officer
                                              (Principal Executive Officer)

Date: March 12, 2004